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                                                                   EXHIBIT 10.43

                                                        LEASE AGREEMENT
                                                                                                  For Lessor Use Only - #ILCE799
                    INFORMATION LEASING CORPORATION                                            LEASE NUMBER:        248140000
                    1023 W. Eighth Street - Cincinnati, Ohio 45203 - (800)559-2755             RENTAL
                                                                                               COMMENCEMENT DATE:____/____/_______
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LESSEE
INFORMATION    LESSEE'S FULL LEGAL NAME:
               Interactive Telesis 12636 High Bluff Drive  2nd Floor San Diego     CA   92130
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               LOCATION OF EQUIPMENT:
               Interactive Telesis 12636 High Bluff Drive     San Diego     CA     92130  County: San Diego
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EQUIPMENT              PLEASE SEE ATTACHED "SCHEDULE A" WHICH IS MADE PART HEREOF.



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INITIAL        AUTOMATIC WITHDRAWAL FROM CHECKING:
TERMS          Bank Name                                                    Initial Term of Lease (Months)                      36

               -----------------------------------------------------        Amount of Each Rental Payment    $           $5,856.97
               Bank Routing #
                                                                            Tax on Rental Payment            $ Included in payment
PAYMENT PERIOD:
               -----------------------------------------------------        Total Rental Payment             $           $5,856.97
               Account #
/X/  Monthly
                     ATTACH VOIDED CHECK
/ /  Quarterly -------------------------------------------------------------------------------------------------------------------

/ /  Other____ Lessee's ACH Authorization     X
                                          ------------------------------------------------------
               IT IS UNDERSTOOD THAT THE LESSOR WILL DEBIT ALL PAYMENTS WHEN DUE UNDER THE TERMS AND CONDITIONS OF THIS
               LEASE (INCLUDING THOSE EXPLAINED IN PARAGRAPHS 6, 8 AND 9 OF THIS LEASE).

               PRORATED RENTS WILL BE DUE FROM THE DATE OF DELIVERY UNTIL THE RENTAL COMMENCEMENT DATE.
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ADVANCE          / / First & Last Total Rental Payments
PAYMENTS
                 /X/ First Total Rental Payment+1 Month Security Deposit

                 / /
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                 Security Deposits will be refunded upon expiration of the Lease provided Lessee is not in default of any of the terms and conditions of the Lease.
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END OF LEASE   Lessee shall have the following options at the end of the Initial Term, provided the Lease has not terminated early
OPTIONS        and no event of default under the Lease has occurred and is continuing: 1) Purchase the equipment for the retail fair market value, 2) Renew the Lease, or 3) Return the equipment as provided in paragraph 7 of this Lease.
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PERSONAL       THIS PERSONAL GUARANTY CREATES SPECIFIC LEGAL OBLIGATIONS.
GUARANTY       In consideration of Lessor entering into the lease agreement identified above ("Lease"). The undersigned Personal
               Guarantor (hereinafter "You") unconditionally and irrevocably guarantees to Lessor, its successors and assigns, the prompt payment and performance of all obligations of the Lessee identified in this Lease. You agree that this is a guaranty of payment and not of collection, and that Lessor can proceed directly against you without first proceeding against the Lessee or against the equipment covered by the Lease. You waive all notices and defenses, based upon suretyship or impairment of collateral, including but not limited to release of collateral or failure to perfect a security interest. You agree that Lessor can renew, extend or otherwise modify the terms of the Lease and you will be bound by such changes. If the Lessee defaults under the Lease, you will immediately perform all obligations of the Lessee under the Lease, including, but not limited to, paying all amounts due under the Lease.
               You will pay to Lessor all expenses INCLUDING ATTORNEYS' FEES incurred by Lessor in enforcing Lessor's rights against you or the Lessee. This is a continuing guaranty that will not be discharged or affected by your death and will bind your heirs and personal representatives. You waive any rights to seek repayment from the Lessee in the event you must pay Lessor. If more than one personal guarantor has signed this Personal Guaranty, each of you agree that your liability is joint and several. You authorize Lessor or any of Lessor's agents to obtain credit bureau reports regarding your personal credit, to make other credit inquiries that Lessor determines are necessary.
               THIS PERSONAL GUARANTY IS GOVERNED BY THE LAWS OF THE STATE OF OHIO. YOU CONSENT TO THE JURISDICTION OF ANY COURT
               LOCATED WITHIN OHIO. YOU EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.

               Personal Guarantor #1 Signature (no title)                      Personal Guarantor #2 Signature (no title)
               X                                                               X
               -------------------------------------------------               ---------------------------------------------------
               Print Name                     Date                             Print Name                     Date

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TERMS AND      1. By signing this Lease Lessee acknowledges that Lessee has read and understands the TERMS AND CONDITIONS ON THE
CONDITIONS     FRONT AND BACK OF THIS LEASE, that this Lease becomes effective only upon written acceptance by an authorized employee of Lessor, that Lessee agrees this is a net lease, that Lessee cannot terminate or cancel, that Lessee has an UNCONDITIONAL OBLIGATION to make all payments due under this Lease, and that Lessee cannot withhold, set off or reduce such payments for any reason, that Lessee will use the equipment only for business purposes, that the person signing this Lease has the authority to sign this Lease and to grant the POWER OF ATTORNEY set forth in paragraph 12 of this Lease, that Lessee acknowledges it entered into this Lease rather than to purchase the equipment for a total cash price and, THAT LESSEE AGREES THAT THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE
               STATE OF OHIO, THAT LESSEE CONSENTS TO THE JURISDICTION OF ANY COURT LOCATED IN THE STATE OF OHIO. LESSEE AND
               LESSOR EXPRESSLY WAIVE ANY RIGHTS TO TRIAL BY JURY.
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               LESSEE                                                          LESSOR
               INTERACTIVE TELESIS                                             INFORMATION LENDING CORPORATION
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               Authorized Signature                                            Authorized Signature
               X   /s/ Donald E. Cameron     8-7-00                                [ILLEGIBLE]
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               Print Name and Title          Date                              Print Name and Title                     Date



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                                            THIS LEASE IS NON CANCELABLE
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

                                    EQUIPMENT SCHEDULE A
                                            FOR
                                     LEASE #248140000
                                           DATED


Quantity   Description                                      Serial No.
--------------------------------------------------------------------------------
       2   Catalyst 6509 chaasis w/1300 AC POWER SUPPLY
       2   CAT 6000SUP. ENGINE 1-A 2GE, PLUS MSFC & PFC
       4   CAT 6000 48 PORT 10/100 RJ-45 MODULE
       2   24-PORT 100FX SWITCHING MODULE(MTRJ CONNECTOR)
       8   1000 BASE SX GBIC INTERFACE
       2   CATALYST 6000 1300 AC POWER SUPPLY
       1   STANDARD SMARTNET6509-1YR
       1   PIX515R FIREWALL BUNDLE, 2FE PORTS
       1   PIX515-FO-BUN
       1   CON-SNT-PKG 10
       1   STANDARD SMATNET MAINTENANCE FOR PIX FAIL OVER
       1   PIX 3DES SOFTWARE LICENSE
       1   CISCO 1720 10/100 (2) WIC SLOTS ROUTER
       1   1700 IP FFEATURE PACK
       2   1-PORT ISDN SN/T-1 WIC CARD
       1   STANDARD SMARTNET FOR 1720 ROUTER-1 YR
       1   PIX515R FIREWALL BUNDLE 2 FE PORTS
       1   PIX515 FAILOVER BUNDLE
       1   STANDARD SMARNET MAINTENANCE
       1   STANDARD SMARTNET MAINTENANCE FOR PIX FAILOVER
       1   PIX 3DES SOFTWARE LICENSE
       2   CISCO 3640 4-SLOT MODULAR ROUTER
       2   3600 IP FEATURE PACK
       4   1-ORT T1/FRACTIONAL T1 W/DSU/CSU
       2   (2) WAN CARD SLOT MODULE
       1   STANDARD SMARTNET MAINTENANCE FOR 3640-1 YR
       1   LOCAL DIRECTORS 416
       1   CISCO 2621 DUAL 10/100 (2) WIC SLOTS ROUTER
       1   2600 IP SOFTWARE FEATURE PACK
       2   1-PORT T1/FT 1 W/BUILT-IN DSU/CSU
       1   2-PORT CHANNELIXED T1-PR1 W/CSU MODULE
       1   STANDARD SMARTNET MAINTENANCE FOR 2621-1 YR
       1   UPFRONT CA SALES TAX


       D
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Lessee's Initials